UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

 of the Securities Exchange Act of 1934

October 8, 2025

Date of Report (Date of Earliest Event Reported)

Mallinckrodt plc

(Exact name of registrant as specified in its charter)

Ireland	001-35803	98-1088325
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

College Business & Technology Park, Cruiserath,
Blanchardstown, Dublin 15, Ireland

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: +353 1 696 0000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

☐	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On October 8, 2025, Mallinckrodt plc (“Mallinckrodt” or the “Company”) held an extraordinary general meeting of shareholders (the “EGM”) to vote on matters outlined in Mallinckrodt’s proxy statement on Schedule 14A, filed with the U.S. Securities and Exchange Commission on August 20, 2025.

As of the close of business (Eastern Time in the United States) on September 5, 2025, the record date for the shareholders entitled to vote at the EGM, there were a total of 39,421,403 issued and outstanding Mallinckrodt ordinary shares. A quorum was present at the EGM.

Each resolution proposed at the EGM was approved by the requisite vote of Mallinckrodt’s shareholders.

The final results of voting on each of the items submitted to a vote of Mallinckrodt’s shareholders at the EGM are as follows.

Resolution	For	Against	Abstain	Broker Non-Vote
Resolution 1: Approve the change of the name of Mallinckrodt from Mallinckrodt plc to Keenova Therapeutics plc.	34,853,246	49	165,706	0
Resolution 2:
Resolution 2(a): Approve the sub-division of the Preferred Shares of US$0.01 each in the authorized share capital of Mallinckrodt into Preferred Shares of US $0.001 each.	30,962,466	1,000,495	253,326	2,802,714
Resolution 2(b): Approve a variation and increase in the authorized share capital of Mallinckrodt, which following the approval of Resolution 2(a) above will stand at US$10,000,000 and €25,000 divided into 500,000,000 Ordinary Shares of US $0.01 each, 5,000,000,000 Preferred Shares of US$0.001 each and 25,000 Ordinary A Shares of €1.00 each, by the creation of 2,995,000,000,000 new Preferred Shares of US$0.001 each, such that the authorized share capital of Mallinckrodt shall be US$3,005,000,000 and €25,000 divided into 500,000,000 Ordinary Shares of US$0.01 each, 3,000,000,000,000 Preferred Shares of US$0.001 each and 25,000 Ordinary A Shares of €1.00 each.	30,931,290	1,044,510	240,487	2,802,714
Resolution 3: Approve the authority to adjourn the EGM to another time or place if necessary or appropriate to effect particular steps.	32,970,275	228,828	1,819,898	0

Because the EGM resolutions were approved by the requisite votes, no adjournment of the EGM was necessary.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MALLINCKRODT PLC

Date: October 9, 2025	By:	/s/ Mark Tyndall
	Name:	Mark Tyndall
	Title:	Executive Vice President and Chief Legal Officer & Corporate Secretary